                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned, Michael E. DeDomenico, Chief Executive Officer of NuCO2 Inc., a
Florida  corporation  (the  "Company"),  does hereby certify,  to his knowledge, that:

The Report on Form 10-K/A for the fiscal year ended June 30, 2005 of the Company
(the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

                                             /s/ Michael E. DeDomenico
                                             -------------------------
                                             Michael E. DeDomenico
                                             Chief Executive Officer
                                             February 22, 2006